Summary Prospectus December 15, 2016
Schwab Short-Term Bond Market Fund™

Ticker Symbol:	SWBDX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.csimfunds.com/schwabfunds_prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated December 15, 2016, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment objective
The fund seeks high current income by tracking the performance of the Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.32
Total annual fund operating expenses	0.62
Less expense reduction	(0.33)
Total annual fund operating expenses after expense reduction[1]	0.29
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.29% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$30	$93	$163	$368
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 65% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments that is designed to track the performance of the Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index. The fund uses the index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index. Under normal circumstances, the dollar-weighted average maturity of the fund’s portfolio is not expected to exceed three years.
The fund normally invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment grade instruments. The fund may invest in fixed-, variable- or floating-rate debt instruments. The fund may also invest in debt instruments of domestic and foreign issuers.
The fund may lend its securities to certain financial institutions to earn additional income. The fund may also invest in derivative instruments, principally futures contracts. The fund typically uses futures as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks.
The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:

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Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money over short or long periods.
Investment Style Risk. The fund invests in securities of the short-term bond market, as measured by its comparative index. The fund is designed to follow the performance of its comparative index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or lessen the effects of a declining market.
Tracking Error Risk. The fund is designed to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its comparative index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund is not required to invest any percentage of its assets in securities represented in its comparative index and may not invest in certain securities in its comparative index, or match the securities’ weightings to its comparative index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Interest Rate Risk. The fund's investments in fixed-income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank's monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.
Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Prepayment and Extension Risk. The fund’s portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase the fund's volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include: risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Currency Risk. As result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Portfolio Turnover Risk. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the fund’s performance and may increase the likelihood of capital gain distributions.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/schwabfunds_prospectus.
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Annual total returns (%) as of 12/31
Best Quarter: 2.42% Q3 2006
Worst Quarter: (1.58%) Q1 2008
Year-to-date performance (before taxes) as of 9/30/16: 2.41%
Average annual total returns as of 12/31/15
	1 Year	5 Years	10 Years
Before Taxes	0.61%	1.26%	1.57%
After Taxes on Distributions	0.16%	0.87%	0.73%
After Taxes on Distributions and Sale of Shares	0.35%	0.81%	0.90%
Comparative Index (reflects no deduction for expenses or taxes)
Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index	0.97%	1.61%	3.32%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2004.
Steven Hung, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2005.
Mark McKissick, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since December 2016.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Schwab Short-Term Bond Market Fund™; Ticker Symbol:    SWBDX
REG58792-21        00186679
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